IAI Investment Funds, III, Inc.
                                                               File No. 33-10207

                        SUPPLEMENT DATED FEBRUARY 2, 2000
                   TO THE JOINT PROSPECTUS DATED MARCH 1, 1999
                                       OF
                             IAI INTERNATIONAL FUND
                (A PORTFOLIO OF IAI INVESTMENT FUNDS III, INC.)

         MANAGEMENT OF FUND INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS

The following replaces the disclosure on page 9 of the Fund's current Prospectus concerning the management of Fund investments in securities of foreign issuers:

Peter Norton has responsibility for the Fund's investments in securities of foreign issuers. Mr. Norton, who joined IAI International in 1996, is a Senior Vice President, International Equity Investments. Prior to joining
IAI International, Mr. Norton was an Assistant Director and Analyst at Nomura International Limited from 1994 to 1996.